Exhibit 21.1

Entity	State of Incorporation (Corporations) State of Organization (Limited Liability Company)

Gannett Co., Inc.	Delaware
Gannett Holdings LLC	Delaware
Gannett Media Corp.	Delaware
Action Advertising, Inc.	Wisconsin
AfterCollege, Inc.	California
Albuquerque Publishing Company	New Mexico
Alexandria Newspapers, Inc.	Louisiana
American Influencer Awards, LLC	Delaware
Archant Community Media Limited	England and Wales
Arizona News Service, LLC	Delaware
Baxter County Newspapers, Inc.	Arkansas
Bizzy, Inc.	Delaware
Blue Dot Seats, LLC	Delaware
Boat Spinco, Inc.	Wisconsin
BridgeTower Media DLN, LLC	Delaware
BridgeTower Media Holding Company	Delaware
BridgeTower Media, LLC	Delaware
CA Alabama Holdings, Inc.	Delaware
CA Florida Holdings, LLC	Delaware
CA Louisiana Holdings, Inc.	Delaware
CA Massachusetts Holdings, Inc.	Delaware
CA North Carolina Holdings, Inc.	Delaware
CA South Carolina Holdings, Inc.	Delaware
Circle Centre Partners Limited Partnership	Delaware
Citizen Publishing Company	Arizona
CMGI (Moduslink)	Delaware
Copley Ohio Newspapers, Inc.	Illinois
Cummings Acquisition, LLC	Delaware
CyberInk, LLC	Pennsylvania
Daily Journal of Commerce, Inc.	Delaware
Daily Reporter Publishing Company	Delaware
DB Acquisition, Inc.	Delaware
DB Arkansas Holdings, Inc.	Delaware
DB Iowa Holdings, Inc.	Delaware
DB North Carolina Holdings, Inc.	Delaware
DB Oklahoma Holdings, Inc.	Delaware
DB Tennessee Holdings, Inc.	Delaware
DB Texas Holdings, Inc.	Delaware
DB Washington Holdings, Inc.	Delaware
DealOn, LLC	Delaware
Des Moines Press Citizen LLC	Delaware
Des Moines Register and Tribune Company	Iowa

Desert Sun Publishing, LLC	Delaware
Desk Spinco, Inc.	Wisconsin
Detroit Free Press, Inc.	Michigan
Detroit Newspaper Partnership, L.P.	Delaware
DiGiCol, Inc.	Delaware
Dolco Acquisition, LLC	Delaware
DoorFront Direct, LLC	Delaware
ENHE Acquisition, LLC	Delaware
EnMotive Company LLC	Delaware
Enterprise NewsMedia Holding, LLC	Delaware
Enterprise NewsMedia, LLC	Delaware
Enterprise Publishing Company, LLC	Delaware
Evansville Courier Company, Inc.	Indiana
Federated Publications, Inc.	Delaware
Finance and Commerce, Inc.	Minnesota
FoodBlogs, LLC	Arizona
Gannett GP Media, Inc.	Delaware
Gannett International Communications, Inc.	Delaware
Gannett International Finance LLC	Delaware
Gannett International Finance LLP	Delaware
Gannett International Holdings LLP	United Kingdom
Gannett Media Services, LLC	Delaware
Gannett MHC Media, Inc.	Delaware
Gannett Missouri Publishing, Inc.	Kansas
Gannett Publishing Services, LLC	Delaware
Gannett Retail Advertising Group, Inc.	Delaware
Gannett River States Publishing Corporation	Arkansas
Gannett Satellite Information Network, LLC	Delaware
Gannett SB, Inc.	Delaware
Gannett Supply Corporation	Delaware
Gannett U.K. Limited	Delaware
Gannett UK Media, LLC	Delaware
Gannett Ventures LLC	Delaware
Gannett Vermont Publishing, Inc.	Delaware
GateHouse Media Alaska Holdings, Inc.	Delaware
GateHouse Media Arkansas Holdings, Inc.	Delaware
GateHouse Media California Holdings, Inc.	Delaware
GateHouse Media Colorado Holdings, Inc.	Delaware
GateHouse Media Connecticut Holdings, Inc.	Delaware
GateHouse Media Corning Holdings, Inc.	Nevada
GateHouse Media Delaware Holdings, Inc.	Delaware
GateHouse Media Directories Holdings, Inc.	Delaware
GateHouse Media Freeport Holdings, Inc.	Delaware
GateHouse Media Georgia Holdings, Inc.	Delaware
GateHouse Media Holdco, LLC	Delaware

GateHouse Media Illinois Holdings II, Inc.	Delaware
GateHouse Media Illinois Holdings, Inc.	Delaware
GateHouse Media Indiana Holdings, Inc.	Delaware
GateHouse Media Intermediate Holdco, LLC	Delaware
GateHouse Media Iowa Holdings, Inc.	Delaware
GateHouse Media Kansas Holdings II, Inc.	Delaware
GateHouse Media Kansas Holdings, Inc.	Delaware
GateHouse Media Lansing Printing, Inc.	Delaware
GateHouse Media Louisiana Holdings, Inc.	Delaware
GateHouse Media Macomb Holdings, Inc.	Delaware
GateHouse Media Management Services, Inc.	Delaware
GateHouse Media Maryland Holdings, Inc.	Delaware
GateHouse Media Massachusetts I, Inc.	Delaware
GateHouse Media Massachusetts II, Inc.	Delaware
GateHouse Media Michigan Holdings II, Inc.	Delaware
GateHouse Media Michigan Holdings, Inc.	Delaware
GateHouse Media Minnesota Holdings, Inc.	Delaware
GateHouse Media Missouri Holdings II, Inc.	Delaware
GateHouse Media Missouri Holdings, Inc.	Delaware
GateHouse Media Nebraska Holdings, Inc.	Delaware
GateHouse Media New York Holdings, Inc.	Delaware
GateHouse Media North Dakota Holdings, Inc.	Delaware
GateHouse Media Ohio Holdings II, Inc.	Delaware
GateHouse Media Ohio Holdings, Inc.	Delaware
GateHouse Media Oklahoma Holdings, Inc.	Delaware
GateHouse Media Operating, LLC	Delaware
GateHouse Media Oregon Holdings, Inc.	Delaware
GateHouse Media Pennsylvania Holdings, Inc.	Delaware
GateHouse Media South Dakota Holdings, Inc.	Delaware
GateHouse Media Suburban Newspapers, Inc.	Delaware
GateHouse Media Tennessee Holdings, Inc.	Delaware
GateHouse Media Texas Holdings II, Inc.	Delaware
GateHouse Media Texas Holdings, Inc.	Delaware
GateHouse Media Virginia Holdings, Inc.	Delaware
GateHouse Media, LLC	Delaware
GCCC, LLC	Delaware
GCOE, LLC	Delaware
George W. Prescott Publishing Company, LLC	Delaware
GFHC, LLC	Delaware
GiddyUp Events LLC	Maine
GNSS LLC	Delaware
Good Worldwide, Inc.	Delaware
Grateful Media, LLC	Delaware
Guam Publications, Incorporated	Hawaii
Idaho Business Review, LLC	Idaho

Imagn Content Services, LLC	Florida
Journal Community Publishing Group, Inc.	Wisconsin
Journal Media Group, Inc.	Wisconsin
Journal Sentinel Inc.	Wisconsin
Kickserv, LLC	Delaware
Lawyer's Weekly, LLC	Delaware
Liberty SMC, L.L.C.	Delaware
LMG Maine Holdings, Inc.	Delaware
LMG Massachusetts, Inc.	Massachusetts
LMG Nantucket, Inc.	Massachusetts
LMG National Publishing, Inc.	Delaware
LMG Rhode Island Holdings, Inc.	Delaware
LMG Stockton, Inc.	Delaware
Local Media Group Holdings LLC	Delaware
Local Media Group, Inc.	Delaware
LocaliQ Limited	United Kingdom
LOCALiQ LLC	Delaware
Loco Sports, LLC	Delaware
Long Island Business News, LLC	Delaware
Low Realty, LLC	Delaware
LRT Four Hundred, LLC	Delaware
Media Consortium, LLC	Delaware
Memphis Publishing Company	Delaware
Milwaukee Marathon LLC	Wisconsin
Mineral Daily News Tribune, Inc.	West Virginia
Missouri Lawyers Media, LLC	Delaware
Moonlighting, Inc.	Delaware
Multimedia, Inc.	South Carolina
New Media Holdings I LLC	Delaware
New Media Holdings II LLC	Delaware
New Media Ventures Group LLC	Delaware
New Orleans Publishing Group, L.L.C.	Louisiana
News Leader, Inc.	Louisiana
News.me Inc.	Delaware
Newsquest (Clyde & Forth Press) Limited	United Kingdom
Newsquest (Essex) Limited	United Kingdom
Newsquest (Herald & Times) Limited	United Kingdom
Newsquest (Herts and Bucks) Limited	United Kingdom
Newsquest (London & Essex) Limited	United Kingdom
Newsquest Capital Limited	United Kingdom
Newsquest Limited	United Kingdom
Newsquest Media (Southern) Limited	United Kingdom
Newsquest Media Group Limited	United Kingdom
Newsquest Pension Trustee Limited	United Kingdom
Newsquest Printing (Glasgow) Limited	United Kingdom

Newsquest Specialist Media Limited	United Kingdom
NOPG, L.L.C.	Louisiana
PA Group Ltd.	Republic of Malta
Pacific Media, Inc.	Delaware
Phoenix Newspapers, Inc.	Arizona
Placester, Inc.	Delaware
Press-Citizen Company, Inc.	Iowa
Reach plc	United Kingdom
ReachLocal Australia Pty Ltd	Australia
ReachLocal Canada, Inc.	Delaware
ReachLocal DP, Inc.	Delaware
ReachLocal International GP LLC	Delaware
ReachLocal International, Inc.	Delaware
ReachLocal Mexico S. De R.L. de C.V.	Mexico
ReachLocal New Zealand Limited	New Zealand
ReachLocal Services Private Limited	India
ReachLocal, Inc.	Delaware
Reno Newspapers, Inc.	Nevada
Rugged Events Canada LTD	British Columbia
Salinas Newspapers LLC	California
Scripps NP Operating, LLC	Wisconsin
Scroll Labs Inc.	Delaware
Seacoast Newspapers, Inc.	New Hampshire
Sedona Publishing Company, Inc.	Arizona
Sopress Investments Limited	United Kingdom
Starline Printing Company, LLLP	New Mexico
SureWest Directories	California
Tap-on-it, LLC	Delaware
Terry Newspapers, Inc.	Iowa
Texas-New Mexico Newspapers, LLC	Delaware
Thanksgiving Ventures, LLC	Arizona
The Advertiser Company	Alabama
The Courier-Journal, Inc.	Delaware
The Daily Record Company, LLC	Delaware
The Desert Sun Publishing Co.	California
The Journal Record Publishing Co., LLC	Delaware
The Mail Tribune, Inc.	Delaware
The Nickel of Medford, Inc.	Oregon
The NWS Company, LLC	Delaware
The Peoria Journal Star, Inc.	Illinois
The Sun Company of San Bernardino, California LLC	California
The Times Herald Company	Michigan
ThriveHive, Inc.	Delaware
timeRAZOR, Inc. (d/b/a Gravy)	Virginia

TNI Partners	Arizona
TRL 2019 Limited	England and Wales
UpCurve Cloud LLC	Delaware
UpCurve, Inc.	Delaware
USA Today Sports Media Group, LLC	Delaware
Ventures Endurance Events, LLC	Massachusetts
Ventures Endurance, LLC	Delaware
Visalia Newspapers LLC	California
Weymouth Football Club	United Kingdom
William Trimble Limited	United Kingdom
Wordstream, Inc.	Delaware
WP Publishing	United Kingdom
W-Systems Corp.	Nevada
x.com, Inc.	Delaware
York Daily Record-York Sunday News LLC	Delaware
York Dispatch LLC	Delaware
York Newspaper Company	Pennsylvania
York Newspapers Holdings, L.P.	Delaware
York Newspapers Holdings, LLC	Delaware
York Partnership Holdings, LLC	Delaware